UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
Filed by the Registrant  ☑
Filed by a party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under to § 240.14a-12

Yuma Energy, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Yuma Energy, Inc.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2017
	DATE:	June 13, 2017
	TIME:	9:00 am Central Daylight Time
	LOCATION:	1177 West Loop South, Suite 1825, Houston, Texas 77027

HOW TO REQUEST PAPER COPIES OF OUR PROXY MATERIALS

	TELEPHONE: Call toll free 1-866-752-8683	INTERNET: https://www.iproxydirect.com/YUMA and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, 2017 Proxy Statement, Proxy Card, and Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available at: https://www.iproxydirect.com/YUMA

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before May 26, 2017.

HOW TO VIEW PROXY MATERIALS AND VOTE ONLINE
you may access the form of proxy and enter your voting instructions at https://www.iproxydirect.com/YUMA until 11:59 pm eastern time on June 12, 2017.

The purposes of this meeting are as follows:
1.

1
Election of two Class I Directors.

2.
Approval by a non-binding advisory vote, of the executive compensation of the named executive officers of Yuma.

3.
Determine on a non-binding advisory vote basis, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years.

4.
Ratification of the appointment of Grant Thornton LLP as Yuma’s independent registered public accounting firm for 2017.

5.
Transaction of such other matters as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on April 27, 2017 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, $0.001 par value per share, and our Series D Convertible Preferred Stock, $0.001 par value per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote “FOR BOTH” of the individuals nominated for election to the board of directors on Proposal 1, “FOR” Proposals 2, 4 and 5, and
“FOR ONE YEAR” on Proposal 3.

Please note - This is not a Proxy Card - you cannot vote by returning this Notice

Directions to the 2017 Annual Meeting of Stockholders:

 From George Bush Intercontinental Airport to Yuma’s Offices: Take Interstate 69 south. Take exit for Interstate 610 and head west. Take Exit 9B from Interstate 610 toward West Loop South. Drive to 1177 West Loop South. Self-parking is available in the parking garage next to the building.

From Houston William P. Hobby Airport to Yuma’s Offices: Take Interstate 45 north. Take exit for Interstate 610 and head west. Take Exit 9 from Interstate 610 toward West Loop South. Merge onto West Loop South. Proceed to 1177 West Loop South. Self-parking is availablea in the parking garage next to the building.

Yuma Energy, Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE STOCKHOLDER INFORMATION ENCLOSED

IMPORTANT STOCKHOLDER INFORMATION

YOUR VOTE IS IMPORTANT